UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to § 240.14a-12.

The RBB Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

F/m 10-Year Investment Grade Corporate Bond ETF

F/m 2-Year Investment Grade Corporate Bond ETF

F/m 3-Year Investment Grade Corporate Bond ETF

F/m Accumulator Ultrashort U.S. Treasury Fund

F/m Compoundr U.S. Aggregate Bond ETF

F/m High Yield 100 ETF

F/m Opportunistic Income ETF

F/m Ultrashort Tax-Free Municipal ETF

F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF

F/m US Treasury 10 Year Note ETF

F/m US Treasury 12 Month Bill ETF

F/m US Treasury 2 Year Note ETF

F/m US Treasury 20 Year Bond ETF

F/m US Treasury 3 Month Bill Fund

F/m US Treasury 3 Year Note ETF

F/m US Treasury 30 Year Bond ETF

F/m US Treasury 5 Year Note ETF

F/m US Treasury 6 Month Bill ETF

F/m US Treasury 7 Year Note ETF

Oakhurst Fixed Income Fund

Each a Series of The RBB Fund, Inc.

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

October [●], 2026

Dear Shareholder:

I am writing to inform you about an upcoming special shareholder meeting (the “Meeting”) of each fund listed on Schedule A to the enclosed Proxy Statement (each, a “Fund” and, collectively, the “Funds”), each a series of The RBB Fund, Inc. (the “Company”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202 on [January 12], 2027, at [11:00 a.m.] Central Time. At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement applicable to that Fund, as described below (the “Proposal”).

As discussed in more detail in the enclosed Proxy Statement, on [August 20], 2026, T. Rowe Price Group, Inc. (“T. Rowe Price”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with FMH LLC and F/m Investments LLC (“F/m”), pursuant to which T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m, the current investment adviser to each Fund (the “Transaction”). F/m is expected to remain the investment adviser to each Fund following the Transaction, operating as an indirect, wholly owned subsidiary of T. Rowe Price. The Transaction is not expected to result in any changes to the day-to-day management of the Funds, F/m’s portfolio management personnel, the Funds’ investment objectives or strategies, or the advisory fees paid by the Funds. The Oakhurst Fixed Income Fund and the other Funds are each parties to a separate investment advisory agreement with F/m (each, a “Current Advisory Agreement” and, collectively, the “Current Advisory Agreements”). However, because the Transaction will result in a change of control of F/m, it will cause an “assignment,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund’s Current Advisory Agreement resulting in the automatic termination of each Current Advisory Agreement upon the closing of the Transaction (the “Closing”). The Oakhurst Fixed Income Fund’s Current Advisory Agreement reflects its non-unitary expense structure, while the Current Advisory Agreements for the other Funds reflect a unitary fee structure (as described further below).

2

In anticipation of the Transaction, the Company’s Board of Directors (the “Board”), including all of the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) (the “Independent Directors”), has approved (i) a new investment advisory agreement between the Company, on behalf of each Fund, and F/m (each, a “New Advisory Agreement”), which will take effect with respect to a Fund only if approved by that Fund’s shareholders; and (ii) an interim investment advisory agreement between the Company, on behalf of each Fund, and F/m (each, an “Interim Advisory Agreement”), which would take effect upon the Closing only if shareholders of a Fund have not yet approved the applicable New Advisory Agreement. The Board has recommended that shareholders of each Fund approve the New Advisory Agreement for that Fund.

The terms of the New Advisory Agreement, including the advisory fee rate payable by each Fund, are identical in all material respects to the terms of that Fund’s Current Advisory Agreement, except for the effective and termination dates and the addition of a provision requiring F/m to monitor the performance of each Fund’s other service providers in connection with F/m’s oversight responsibilities under the New Advisory Agreement, with the Company agreeing to use commercially reasonable efforts to cause such service providers to provide F/m with reasonable access to the personnel, records, reports, and operational information of such service providers to the extent reasonably necessary for F/m to fulfill such oversight responsibilities. The Transaction will not result in any increase in the advisory fees paid by any Fund. F/m has advised the Board that it does not expect the Transaction to result in any diminution in the nature, extent or quality of the advisory services provided to the Funds.

The Board of Directors recommends that you vote in favor of the Proposal.

The attached Proxy Statement describes the Proposal and the voting process for shareholders. The Board of Directors asks that you read it carefully and vote in favor of the Proposal. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,
Steven Plump
President
The RBB Fund, Inc.

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Voting is quick and easy. Everything you need is enclosed. To cast your vote:

●	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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Important information to help you understand and vote on the Proposal:

Please read the full text of the Proxy Statement. Below is a brief overview of the Proposal to be voted upon. Your vote is important.

What is this document, and why did you send it to me?

We are sending this document to you for your use in connection with the Company’s solicitation of your vote, on behalf of each Fund in which you hold shares, to approve a new investment advisory agreement between the Company, on behalf of your Fund, and F/m Investments LLC (“F/m”) (each, a “New Advisory Agreement” and, collectively, the “Proposal”). F/m is, and following the Transaction described below is expected to remain, the investment adviser to each Fund. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Company’s Board of Directors (the “Board”) held on September 9-10, 2026, the Board approved the Proposal, which is now subject to shareholder approval. The Board recommends that shareholders also approve the Proposal.

What is the Transaction, and why does it require a shareholder vote?

On August 20, 2026, T. Rowe Price Group, Inc. (“T. Rowe Price”) entered into an Equity Purchase Agreement with FMH LLC and F/m, pursuant to which T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m (the “Transaction”). Following the closing of the Transaction (the “Closing”), F/m will become an indirect, wholly owned subsidiary of T. Rowe Price. The Oakhurst Fixed Income Fund and the other Funds are each parties to a separate investment advisory agreement with F/m (each, a “Current Advisory Agreement” and, collectively, the “Current Advisory Agreements”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in a change of control of F/m, which constitutes an “assignment” of each Current Advisory Agreement. The 1940 Act and the terms of the Current Advisory Agreements require that the Current Advisory Agreements terminate automatically upon assignment. Accordingly, each Current Advisory Agreement will automatically terminate upon the Closing. Because the 1940 Act requires that a new investment advisory agreement be approved by a fund’s board and shareholders in order to become effective, shareholders of each Fund are being asked to approve a New Advisory Agreement with F/m so that F/m can continue to serve as investment adviser to each Fund.

What is being done to ensure that my Fund continues to be managed without interruption?

In anticipation of the Transaction, the Board, including all of the Independent Directors, has approved (i) a New Advisory Agreement between the Company, on behalf of each Fund, and F/m, which will take effect with respect to a Fund only if approved by that Fund’s shareholders; and (ii) an interim investment advisory agreement between the Company, on behalf of each Fund, and F/m (each, an “Interim Advisory Agreement”), which would take effect upon the Closing only if shareholders of a Fund have not yet approved the applicable New Advisory Agreement. The Interim Advisory Agreement would permit F/m to continue to manage a Fund on the same terms as the Current Advisory Agreements for up to 150 days following the Closing while shareholder approval of the applicable New Advisory Agreement is sought. Any compensation earned by F/m under an Interim Advisory Agreement would be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreement, as required by Rule 15a-4 under the 1940 Act.

Will the Transaction change how my Fund is managed?

No changes to the day-to-day management of the Funds are expected as a result of the Transaction. Each Fund’s investment objectives, strategies, and portfolio management personnel are expected to remain the same, and F/m is expected to continue serving as investment adviser to each Fund using the same investment personnel.

Will my Fund’s advisory fees increase as a result of the Transaction?

No. The terms of the New Advisory Agreement, including the advisory fee rate for each Fund, are identical in all material respects to the terms of that Fund’s Current Advisory Agreement, except for the effective and termination dates and the addition of a provision requiring F/m to monitor the performance of each Fund’s other service providers and enabling F/m to obtain reasonable access to such service providers’ personnel, records, and operational information. No increase in shareholder fees or expenses is being proposed in connection with the Proposal.

What will happen if shareholders of my Fund do not approve the New Advisory Agreement?

If shareholders of a Fund do not approve the New Advisory Agreement before the Closing, the Interim Advisory Agreement would take effect. If shareholders of a Fund do not approve the New Advisory Agreement before the end of the 150-day period following the Closing, F/m will be paid the lesser of its costs incurred in performing services under the Interim Advisory Agreement or the total amount held in escrow (plus interest earned), and the Board will consider what further action to take, which may include a further solicitation of proxies, the retention of a different investment adviser (subject to shareholder approval), or other alternatives that the Board determines to be in the best interests of the Fund and its shareholders.

Has the Board approved the Proposal?

Yes. The Board, including all of the Independent Directors, has approved the New Advisory Agreement for each Fund and unanimously recommends that shareholders of each Fund vote “FOR” the Proposal.

Who is eligible to vote?

Shareholders of record of each Fund as of the close of business on [November 9], 2026 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof with respect to that Fund. Shareholders of each Fund will vote separately from shareholders of each other Fund.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

T. Rowe Price and F/m will pay the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials, and the Funds will not bear any such costs.

Who is EQ Fund Solutions, LLC (“Equiniti”)?

Equiniti is a third-party proxy vendor that T. Rowe Price or F/m has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the Meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

How is a quorum for the Meeting established?

The presence of one-third (33-1/3%) of the outstanding shares of a Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal for that Fund. Proxies returned for shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, such proxies will not be treated as votes cast at the Meeting. Proxies returned for shares that represent broker non-votes will not be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Because the Proposal is considered a non-routine matter, brokers do not have discretion to vote shares held in street name without instructions from the beneficial owners, and therefore uninstructed shares will not be voted at the Meeting. If a quorum is not present for a Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a Fund.

What vote is required to approve the Proposal?

Approval of the New Advisory Agreement for a Fund requires the vote of the “majority of the outstanding voting securities” of that Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote over the Internet or by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the internet by visiting the internet address printed on your proxy card and following the on-line instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call [Equiniti] at [(877) 361-7971]. Representatives are available to assist you [Monday through Friday, 9 a.m. to 10 p.m. Eastern Time].

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted “FOR” the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before each Meeting. Abstentions will be treated as votes AGAINST the Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign, and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [January 12], 2027

F/M 10-YEAR INVESTMENT GRADE CORPORATE BOND ETF

F/M 2-YEAR INVESTMENT GRADE CORPORATE BOND ETF

F/M 3-YEAR INVESTMENT GRADE CORPORATE BOND ETF

F/M ACCUMULATOR ULTRASHORT U.S. TREASURY FUND

F/M COMPOUNDR U.S. AGGREGATE BOND ETF

F/M HIGH YIELD 100 ETF

F/M OPPORTUNISTIC INCOME ETF

F/M ULTRASHORT TAX-FREE MUNICIPAL ETF

F/M ULTRASHORT TREASURY INFLATION-PROTECTED SECURITY (TIPS) ETF

F/M US TREASURY 10 YEAR NOTE ETF

F/M US TREASURY 12 MONTH BILL ETF

F/M US TREASURY 2 YEAR NOTE ETF

F/M US TREASURY 20 YEAR BOND ETF

F/M US TREASURY 3 MONTH BILL FUND

F/M US TREASURY 3 YEAR NOTE ETF

F/M US TREASURY 30 YEAR BOND ETF

F/M US TREASURY 5 YEAR NOTE ETF

F/M US TREASURY 6 MONTH BILL ETF

F/M US TREASURY 7 YEAR NOTE ETF

OAKHURST FIXED INCOME FUND

(Each a Series of The RBB Fund, Inc.)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each Fund listed on Schedule A hereto, each a series of The RBB Fund, Inc. (the “Company”), will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202 on [January 12], 2027, at [11:00 a.m.] Central Time.

If you are a shareholder of record as of the close of business on [November 9], 2026, you are entitled to vote at the Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

At the Meeting, shareholders of each Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Company, on behalf of that Fund, and F/m Investments LLC (“F/m”), to replace that Fund’s current investment advisory agreement with F/m, which will automatically terminate as a result of the change of control of F/m described in the accompanying Proxy Statement dated October [●], 2026 (the “Proposal”).

T. Rowe Price Group, Inc. (“T. Rowe Price”) and F/m will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

In addition, shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL APPLICABLE TO YOUR FUND(S).

The Company’s Board of Directors has fixed the close of business on [November 9], 2026, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of the Proposal.

By Order of the Board of Directors of the Company

/s/ Steven Plump
Steven Plump President The RBB Fund, Inc.

October [●], 2026

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from T. Rowe Price, F/m or the Board of Directors will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

F/M 10-YEAR INVESTMENT GRADE CORPORATE BOND ETF

F/M 2-YEAR INVESTMENT GRADE CORPORATE BOND ETF

F/M 3-YEAR INVESTMENT GRADE CORPORATE BOND ETF

F/M ACCUMULATOR ULTRASHORT U.S. TREASURY FUND

F/M COMPOUNDR U.S. AGGREGATE BOND ETF

F/M HIGH YIELD 100 ETF

F/M OPPORTUNISTIC INCOME ETF

F/M ULTRASHORT TAX-FREE MUNICIPAL ETF

F/M ULTRASHORT TREASURY INFLATION-PROTECTED SECURITY (TIPS) ETF

F/M US TREASURY 10 YEAR NOTE ETF

F/M US TREASURY 12 MONTH BILL ETF

F/M US TREASURY 2 YEAR NOTE ETF

F/M US TREASURY 20 YEAR BOND ETF

F/M US TREASURY 3 MONTH BILL FUND

F/M US TREASURY 3 YEAR NOTE ETF

F/M US TREASURY 30 YEAR BOND ETF

F/M US TREASURY 5 YEAR NOTE ETF

F/M US TREASURY 6 MONTH BILL ETF

F/M US TREASURY 7 YEAR NOTE ETF

OAKHURST FIXED INCOME FUND

(Each a Series of The RBB Fund, Inc.)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
[●], 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [JANUARY 12], 2027

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”) of proxies to be voted at the Special Meeting of Shareholders of each Fund listed on Schedule A hereto (each, a “Fund” and, collectively, the “Funds”) and any adjournment or postponement thereof (the “Meeting”). At the Meeting, shareholders will be asked to approve a new investment advisory agreement between the Company, on behalf of that Fund, and F/m Investments LLC (“F/m”) (each, a “New Advisory Agreement” and, collectively, the “Proposal”), and to transact such other business, if any, as may properly come before the Meeting. Shareholders of each Fund will vote separately from shareholders of each other Fund, and approval of the New Advisory Agreement with respect to one Fund is not contingent upon approval by shareholders of any other Fund. We encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting.

Shareholders of record at the close of business on [November 9], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement, and the enclosed Proxy Card are being mailed to Shareholders on or around November [6], 2026.

Financial statements for the Fund are included in the Fund’s annual and semi-annual reports. Shareholders may obtain copies of the annual report or semi-annual report free of charge by calling [1-800-292-6775] or visiting the applicable Fund’s website at https://www.fminvest.com/etfs or https://www.fminvest.com/mutual-funds or writing to the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT

Background

F/m has served as the investment adviser to each Fund and is responsible for each Fund’s overall investment strategy and its implementation. The Oakhurst Fixed Income Fund and the other Funds are each parties to a separate investment advisory agreement with F/m (each, a “Current Advisory Agreement” and, collectively, the “Current Advisory Agreements”). The Oakhurst Fixed Income Fund’s (the “Oakhurst Fund”) Current Advisory Agreement reflects its non-unitary expense structure, while the Current Advisory Agreements for the other Funds reflect a unitary fee structure, as described further below under “Compensation Paid to F/m.”

On August 20, 2026, T. Rowe Price Group, Inc. (“T. Rowe Price”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with FMH LLC and F/m, pursuant to which T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m (the “Transaction”). Upon the closing of the Transaction (the “Closing”), F/m will become an indirect, wholly owned subsidiary of T. Rowe Price. The Investment Company Act of 1940, as amended (the “1940 Act”) and the terms of the Current Advisory Agreements require that the Current Advisory Agreements terminate automatically upon assignment. Accordingly, each Current Advisory Agreement will automatically terminate upon the Closing. Because the 1940 Act requires that a new investment advisory agreement be approved by a fund’s board and shareholders in order to become effective, shareholders of each Fund are being asked to approve a New Advisory Agreement with F/m so that F/m can continue to serve as investment adviser to each Fund.

In anticipation of the Transaction, at a meeting held on September 9-10, 2026 (the “Board Meeting”), the Board, including all of the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) (the “Independent Directors”), approved (i) a new investment advisory agreement between the Company, on behalf of each Fund, and F/m (each, a “New Advisory Agreement”), which will take effect with respect to a Fund only if approved by that Fund’s shareholders; and (ii) an interim investment advisory agreement between the Company, on behalf of each Fund, and F/m (each, an “Interim Advisory Agreement”), which would take effect upon the Closing only if shareholders of a Fund have not yet approved the applicable New Advisory Agreement. The Board recommends that shareholders of each Fund approve the New Advisory Agreement applicable to that Fund.

The Transaction is not expected to result in any changes to the day-to-day management or operations of the Funds, including with respect to the following: the advisory fee paid by any Fund; F/m’s investment personnel; organizational structure; or portfolio management strategies. The advisory fee payable to F/m under each New Advisory Agreement is identical to the advisory fee currently paid by the applicable Fund to F/m under its Current Advisory Agreement. Each Fund will continue to be managed by the same portfolio management team that manages the Fund today. F/m has advised the Board that it does not expect the Transaction to result in any diminution in the nature, extent, or quality of the services provided to the Funds.

The terms of each New Advisory Agreement are identical in all material respects to the terms of the corresponding Current Advisory Agreement, except for the effective and termination dates and the addition of a service provider oversight provision, as described below under “Summary of the New Advisory Agreements and the Current Advisory Agreements.” Forms of the New Advisory Agreement for the Oakhurst Fund and the other Funds are attached hereto as Exhibit A and Exhibit B, respectively.

At the Board Meeting, the Board, including all of the Independent Directors, determined that the terms of each New Advisory Agreement are fair to, and in the best interests of, the applicable Fund and its shareholders, and voted to approve each New Advisory Agreement and to recommend its approval to shareholders. A summary of the Board’s considerations is provided below under “Board Considerations and Approval.”

If shareholders of a Fund do not approve the New Advisory Agreement applicable to that Fund, the Board will consider what further action to take, taking into account the best interests of the Fund and its shareholders, including (without limitation) further solicitation of proxies, the retention of another investment adviser (subject to shareholder approval, as applicable), or the liquidation of the Fund.

Interim Advisory Agreement

The Interim Advisory Agreement would become effective upon the Closing only if shareholders of a Fund have not yet approved the applicable New Advisory Agreement prior to the Closing. The Interim Advisory Agreement would permit F/m to continue to serve as investment adviser to a Fund, on an interim basis, while the Fund continues to seek shareholder approval of the New Advisory Agreement. The material terms of, including the compensation payable to F/m under, the Interim Advisory Agreement are identical to those of the Current Advisory Agreement and the New Advisory Agreement, except with respect to: (i) its effective date; (ii) its duration, as the Interim Advisory Agreement will terminate upon the earlier of shareholder approval of the New Advisory Agreement for a Fund or the end of the 150th day following the Closing (the “150-Day Period”); (iii) its termination provisions, which have been modified to comply with the requirements of Rule 15a-4 under the 1940 Act applicable to interim advisory agreements, including that the Board, or a majority of a Fund’s outstanding voting securities, may terminate the Interim Advisory Agreement for that Fund at any time, without the payment of any penalty, on not more than ten calendar days’ written notice to F/m; and (iv) its compensation provisions, which provide that compensation earned by F/m under the Interim Advisory Agreement will be paid into an interest-bearing escrow account pending shareholder approval of the New Advisory Agreement, as required by Rule 15a-4 under the 1940 Act.

If shareholders of a Fund approve the New Advisory Agreement before the end of the 150-Day Period, the amount held in escrow with respect to that Fund, together with any interest earned, will be paid to F/m. If shareholders of a Fund do not approve the New Advisory Agreement before the end of the 150-Day Period, F/m will be paid the lesser of its costs incurred in performing services under the Interim Advisory Agreement for that Fund or the total amount held in escrow for that Fund, plus interest earned, and the Board will consider what further action is necessary, appropriate, and in the best interests of that Fund and its shareholders.

Section 15(f)

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor pursuant to which an investment adviser to a registered investment company, or any of its affiliated persons, may receive an amount or benefit in connection with a change in control of the adviser if two conditions are satisfied. First, for a period of three years after the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the new investment adviser or its predecessor. Second, no “unfair burden” (as defined in the 1940 Act) may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions, or understandings applicable thereto. An “unfair burden” includes any arrangement during the two-year period after the transaction whereby the investment adviser (or its predecessor or successor), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from (i) any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) the investment company or its shareholders for other than bona fide investment advisory or other services.

T. Rowe Price has agreed to use its commercially reasonable efforts, subject to its fiduciary duties, to assure compliance with the conditions of Section 15(f) as it applies to the Funds and the Transaction. The Board currently satisfies, and intends to continue to satisfy for the requisite period following the Closing, the condition that at least 75% of the Board not be “interested persons” of F/m or T. Rowe Price. F/m and T. Rowe Price intend to operate the Funds in a manner consistent with the no “unfair burden” condition of Section 15(f) for the requisite period following the Closing.

Compensation Paid to F/m

Under each Current Advisory Agreement, F/m is entitled to receive a monthly advisory fee, computed at an annual rate, based on the applicable Fund’s average daily net assets. The advisory fee rate payable to F/m under each New Advisory Agreement and Interim Advisory Agreement is identical to the advisory fee rate currently payable under the corresponding Current Advisory Agreement. The advisory fee rates applicable to each Fund, the advisory fees paid by each Fund to F/m for its most recently completed fiscal year, and the date of each Current Advisory Agreement are set forth below. The specific expense allocation provisions and fee waiver and/or expense limitation arrangements applicable to the Funds are described below.

Oakhurst Fund

F/m serves as investment adviser to the Oakhurst Fixed Income Fund (the “Oakhurst Fund”) pursuant to a Current Advisory Agreement dated October 30, 2023. Unlike the other Funds described below, the Current Advisory Agreement for the Oakhurst Fund does not obligate F/m to pay the Oakhurst Fund’s operating expenses. Instead, the Oakhurst Fund bears all of its own expenses not specifically assumed by F/m, including, among other things, brokerage costs, fees payable to F/m, filing fees, director and officer fees and salaries, taxes and governmental fees, insurance costs, legal and accounting expenses, custodian charges, costs of independent pricing services, fees and assessments related to membership in investment company organizations, costs of shareholder and director meetings, extraordinary expenses, and the costs of printing and mailing prospectuses, statements of additional information, shareholder reports, and proxy materials not attributable to a class. Under the Current Advisory Agreement, F/m is entitled to receive a monthly advisory fee, computed at an annual rate of 0.50% of the Oakhurst Fund’s average daily net assets. The terms of the New Advisory Agreement applicable to the Oakhurst Fund, including this expense allocation structure and the advisory fee rate, are identical to those of the Current Advisory Agreement, except for the effective and termination dates and the addition of a provision regarding F/m’s oversight of the Oakhurst Fund’s other service providers, as described under “Summary of the New Advisory Agreements and the Current Advisory Agreements” below.

Under the terms of the expense limitation agreement entered into by the Company and F/m, F/m contractually agreed to reduce the Oakhurst Fund’s management fees and to absorb its other expenses to the extent necessary to limit the Fund’s total annual fund operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to an amount not exceeding 0.60% and 0.85% of the Oakhurst Fund’s average daily net assets attributable to the Institutional Class Shares and Retail Class Shares, respectively, through December 31, 2026. Management fee reductions and other expenses absorbed by F/m are subject to repayment by the Fund for a period of three (3) years following the date such fees and expenses were waived or reimbursed, provided that the repayments do not cause total annual fund operating expenses (excluding brokerage costs, taxes, borrowing costs, interest, acquired fund fees and expenses and extraordinary expenses) to exceed either: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; or (ii) any expense limitation in effect at the time F/m seeks reimbursement of such fees and expenses. This agreement may be terminated by either party upon 60 days’ prior written notice, provided, however, F/m may not terminate this agreement without the approval of the Board and this agreement will terminate automatically if F/m ceases to serve as investment adviser to the Fund. F/m has agreed to continue this expense limitation agreement on the same terms following the Closing and the effectiveness of the New Advisory Agreement for the Oakhurst Fund, through at least December 31, 2027.

All Funds (other than Oakhurst Fund)

F/m serves as investment adviser to the remaining Funds, all of which are exchange-traded funds or offer an exchange-traded share class (the “ETFs”), pursuant to the Current Advisory Agreements. The Current Advisory Agreements for the ETFs provide for a “unitary fee” structure, under which F/m pays most of the expenses of an ETF, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Current Advisory Agreements for the ETFs, F/m is not responsible for interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. Under each Current Advisory Agreement for the ETFs, F/m is entitled to receive a monthly advisory fee, computed at an annual rate based on each ETF’s average daily net assets, at the rates set forth below under “Advisory Fees Paid to F/m for the Fiscal Year Ended August 31, 2026.” The terms of the New Advisory Agreement applicable to each ETF, including this unitary fee structure and the advisory fee rate, are identical to those of the corresponding Current Advisory Agreement, except for the effective and termination dates and the addition of a service provider oversight provision, as described under “Summary of the New Advisory Agreements and the Current Advisory Agreements” below.

F/m has contractually undertaken to waive 14 basis points of the advisory fee otherwise payable by the F/m Compoundr U.S. Aggregate Bond ETF, effective from October 1, 2025 through December 31, 2026. F/m has agreed to continue the foregoing fee waiver arrangement applicable to a Fund following the Closing and the effectiveness of the New Advisory Agreement for that Fund, on the same terms currently in effect, through at least December 31, 2027.

Advisory Fees Paid to F/m for the Fiscal Year Ended August 31, 2026

For the fiscal year ended August 31, 2026, the Funds paid F/m investment advisory fees in the amounts shown below:

Fund	Advisory Fee Rate	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
F/m 10-Year Investment Grade Corporate Bond ETF	0.15%	[$44,250]	[$0]	[$44,250]
F/m 2-Year Investment Grade Corporate Bond ETF	0.15%	[$28,623]	[$0]	[$28,623]
F/m 3-Year Investment Grade Corporate Bond ETF	0.15%	[$60,671]	[$0]	[$60,671]
F/m Accumulator Ultrashort U.S. Treasury Fund[3]	0.15%	[$55,829]	[$0]	[$55,829]
F/m Compoundr U.S. Aggregate Bond ETF[1]	0.25%	[$238,151]	[$14,975]	[$223,176]
F/m High Yield 100 ETF	0.39%	[$67,760]	[$0]	[$67,760]
F/m Opportunistic Income ETF	0.39%	[$172,445]	[$0]	[$172,445]
F/m Ultrashort Tax-Free Municipal ETF[2]	0.30%	[$50,862]	[$0]	[$50,862]
F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF	0.25%	[$141,393]	[$0]	[$141,393]
F/m US Treasury 10 Year Note ETF	0.15%	[$400,836]	[$0]	[$400,836]
F/m US Treasury 12 Month Bill ETF	0.15%	[$459,096]	[$0]	[$459,096]
F/m US Treasury 2 Year Note ETF	0.15%	[$632,675]	[$0]	[$632,675]
F/m US Treasury 20 Year Bond ETF	0.15%	[$13,175]	[$0]	[$13,175]
F/m US Treasury 3 Month Bill Fund	0.15%	[$10,061,182]	[$0]	[$10,061,182]
F/m US Treasury 3 Year Note ETF	0.15%	[$15,435]	[$0]	[$15,435]
F/m US Treasury 30 Year Bond ETF	0.15%	[$84,336]	[$0]	[$84,336]
F/m US Treasury 5 Year Note ETF	0.15%	[$45,785]	[$0]	[$45,785]
F/m US Treasury 6 Month Bill ETF	0.15%	[$1,152,345]	[$0]	[$1,152,345]
F/m US Treasury 7 Year Note ETF	0.15%	[$12,457]	[$0]	[$12,457]
Oakhurst Fixed Income Fund	0.50%	[$543,686]	[$171,936]	[$371,750]
[1]	The Fund commenced operations on August 11, 2025.
[2]	The Fund commenced operations on September 29, 2025.
[3]	The Fund commenced operations on June 10, 2026.

Commissions Paid to Affiliated Brokers

During the Funds’ most recently completed fiscal year ended August 31, 2026, the Funds did not pay any commissions to any affiliated brokers.

Information about F/m

F/m is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. F/m’s principal office is located at 900 19th Street, NW, Suite 203, Washington, DC 20006. As of July 31, 2026, F/m had approximately $19 billion in assets under management.

F/m is currently a majority-owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital Inc., a financial services holding company. Three officers of the Company own an indirect, minority interest in F/m. Upon the Closing, F/m will become an indirect, wholly owned subsidiary of T. Rowe Price, a publicly held asset management holding company listed on the Nasdaq Global Select Market, with its principal offices located at 1307 Point Street, Baltimore, Maryland 21231. As of July 31, 2026, T. Rowe Price and its subsidiaries had approximately $1.87 trillion in assets under management.

The following table sets forth the name, position, and principal occupation of each current member and principal officer of F/m, each of whom is located at F/m’s principal office location.

Name	Position/Principal Occupation
Alexander R. Morris	Chief Executive Officer
David Littleton	President
Kirk Johnson	Chief Operating Officer & General Counsel
Kimberly LaVigne	Head of Distribution
Marcin Zdunek	Head of Capital Markets
Tim Dolan	Chief Financial Officer

It is expected that F/m’s executive officers and portfolio management personnel will remain in place following the Closing. No Director of the Company currently holds any position with F/m, T. Rowe Price, or their respective affiliates.

Interest of Directors and Officers of Company in the Proposal

No Director of the Company currently holds any position with F/m, T. Rowe Price, or their respective affiliates. Three officers of the Company own an indirect, minority interest in F/m.

Summary of the New Advisory Agreements and the Current Advisory Agreements

Forms of the New Advisory Agreements are attached hereto as Exhibit A and Exhibit B. The following description is only a summary. You should refer to Exhibit A and Exhibit B for a complete description of the terms of the New Advisory Agreements. The investment advisory services to be provided to each Fund and the advisory fee rate under each Fund’s New Advisory Agreement and its corresponding Current Advisory Agreement are the same. The New Advisory Agreements also include a new service provider oversight provision, as described below, that is not contained in the Current Advisory Agreements.

Advisory Services. Each Fund’s New Advisory Agreement and Current Advisory Agreement provide that, subject to the supervision and direction of the Board, F/m will provide for the overall management of the Fund, including: (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash, and cash equivalents in the Fund; (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold for the Fund; and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. F/m further agrees under both agreements that it will render to the Board such periodic and special reports regarding the performance of its duties as the Board may reasonably request, and will provide the Company (or its agents and service providers) with prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

Brokerage. Each Fund’s New Advisory Agreement and Current Advisory Agreement provide that F/m (i) subject to its obligation to obtain best price and execution, has full discretion to select brokers or dealers to effect the purchase and sale of securities; (ii) in selecting brokers or dealers to execute orders for the purchase and sale of securities, is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research, or other information or services for the benefit of the applicable Fund directly or indirectly; and (iii) without limiting the generality of the foregoing, is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by F/m, provided that F/m determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the overall responsibilities of F/m with respect to accounts as to which it exercises investment discretion.

Payment of Expenses. The expense allocation provisions of each Fund’s New Advisory Agreement and the Current Advisory Agreement are identical for that Fund but differ depending on the type of Fund. For the Oakhurst Fund, both agreements provide that F/m will pay all expenses incurred by F/m in connection with its activities under the agreement, that the Oakhurst Fund will bear all of its own expenses not specifically assumed by F/m, and that general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated among all series of the Company in such manner as the Board determines to be fair and equitable. For the other Funds, both agreements provide for a unitary fee structure under which F/m pays substantially all other operating expenses of each such Fund, excluding only interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business, with general Company-level expenses allocated among all series as the Board determines to be fair and equitable.

Management Fees. Each Fund’s New Advisory Agreement provides for the same advisory fee rate, based on the Fund’s average daily net assets, as its corresponding Current Advisory Agreement. The applicable advisory fee rates are set forth above under “Advisory Fees Paid to F/m for the Fiscal Year Ended August 31, 2026.”

Duration and Termination. Each Fund’s New Advisory Agreement provides that, unless sooner terminated, it will continue in effect with respect to that Fund for an initial term ending August 16, 2027 and, thereafter, will continue for successive annual periods, subject to annual approval as required by the 1940 Act. Each Fund’s New Advisory Agreement may be terminated at any time, without the payment of a penalty, on 60 days’ prior written notice, by the Company (by vote of the Board or by vote of a majority of the outstanding voting securities of that Fund) or by F/m, and will immediately terminate in the event of its assignment, in each case consistent with the corresponding provisions of that Fund’s Current Advisory Agreement (the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meaning as such terms have in the 1940 Act).

Limitation on Liability and Indemnification. Both the New Advisory Agreement and the Current Advisory Agreement provide that F/m will not be liable for any error of judgment or mistake of law, or for any loss suffered by the Company in connection with the matters to which the agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or from willful misfeasance, bad faith, or gross negligence in the performance of F/m’s duties, or from reckless disregard of its obligations and duties under the agreement (“disabling conduct”). Each agreement further provides that the applicable Fund will indemnify F/m against losses, claims, damages, liabilities, or expenses (including reasonable counsel fees) arising from any claim, demand, action, or suit not resulting from disabling conduct by F/m. Indemnification is available only following a final court determination that F/m was not liable by reason of disabling conduct, or, in the absence of such a determination, a reasonable determination to that effect based on a vote of a majority of a quorum of directors who are not interested persons of the Company and not parties to the proceeding, or the written opinion of independent legal counsel. F/m may also be entitled to advances from the applicable Fund for expenses incurred in connection with a matter for which it is seeking indemnification, subject to F/m providing a written affirmation of its good faith belief that it has met the applicable standard of conduct and a written undertaking to repay any such advance if that standard is ultimately found not to have been met, together with either the provision of security for the undertaking, insurance against losses arising from the advance, or a further determination by disinterested directors or independent counsel that there is reason to believe F/m will ultimately be entitled to indemnification.

Differences between the Current Advisory Agreement and the New Advisory Agreement. In addition to the different effective and termination dates described above, each New Advisory Agreement includes a provision not contained in the corresponding Current Advisory Agreement requiring F/m, in connection with its oversight responsibilities under the New Advisory Agreement, to monitor the performance of the applicable Fund’s other service providers. Under this provision, the Company will use commercially reasonable efforts to cause such service providers to provide F/m with reasonable access to the personnel, records, reports, and operational information of such service providers to the extent reasonably necessary for F/m to fulfill such oversight responsibilities. Other than the foregoing and the effective and termination dates, there are no material differences between the terms of a Fund’s New Advisory Agreement and its Current Advisory Agreement.

Board Recommendation of Approval

The Directors recommend that shareholders of each Fund vote FOR the approval of the New Advisory Agreement applicable to that Fund. Information about the Board’s considerations and approval is included below in the section entitled “Board Considerations and Approval.”

Vote Required

Approval of the New Advisory Agreement for a Fund requires the vote of a “majority of the outstanding voting securities” of that Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

BOARD CONSIDERATIONS AND APPROVAL

At a meeting of the Board held on September 9-10, 2026, the Board, including all of the Independent Directors, unanimously voted to approve the New Advisory Agreement and determined to recommend that shareholders of each Fund approve the New Advisory Agreement for that Fund.

In considering the approval of each New Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Funds. The Board evaluated the New Advisory Agreements in light of all the materials provided prior to and during the Board Meeting and at other meetings that preceded the Board Meeting, the presentations made during the Board Meeting, and the discussions held during the Board Meeting. The Directors reviewed materials from the management of F/m, discussed questions regarding the materials provided by F/m with such management, and discussed the New Advisory Agreements with counsel in executive session, at which no representatives of F/m were present. The Directors considered whether approval of each New Advisory Agreement would be in the best interests of the respective Fund and its shareholders and the overall fairness of the New Advisory Agreement. Among other things, with respect to each Fund, the Directors considered information concerning: (i) the nature, extent and quality of the services to be provided by F/m to the Fund; (ii) descriptions of the experience and qualifications of F/m’s personnel who would provide those services; (iii) F/m’s investment philosophies and processes; (iv) F/m’s assets under management and client descriptions; (v) F/m’s management fee arrangements with the Company and other similarly managed clients, as applicable; (vi) F/m’s compliance policies and procedures; (vii) F/m’s financial information, insurance coverage and profitability analysis related to its provision of advisory services to the Fund; (viii) the extent to which economies of scale are relevant to each Fund; (ix) information regarding each Fund’s fees relative to other funds with similar investments and structure; (x) information regarding the performance of the Funds relative to their benchmark index; (xi) whether any actual or anticipated material changes to any of the foregoing were expected to occur as a result of the Transaction; and (xii) information regarding T. Rowe Price and the anticipated impact of the Transaction on the Fund, in light of T. Rowe Price’s history and experience in the investment management industry, operational and technological capabilities, and long-term expectations for the Fund.

As of December 31, 2025, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

The Directors considered the nature, extent and quality of the services that F/m would provide under each New Advisory Agreement, which were expected to be substantially the same as those which F/m provides under the Current Advisory Agreement for each Fund, except that F/m would additionally be responsible for monitoring the performance of each Fund’s other service providers. The Directors discussed the anticipated impact, if any, of the Transaction on F/m’s ability to provide the same quality of services under the New Advisory Agreements that the Funds had enjoyed to date under the Current Advisory Agreements. The Directors considered representations by F/m that the Transaction was not expected to result in any detrimental effects on the management or operations of any Fund, and that the resources and other support that T. Rowe Price may make available to F/m following the Transaction have the potential to enhance the nature and quality of the services provided by F/m to the Funds over time. The Directors also considered, among other factors: that there would be no change in the advisory fee payable by each Fund under the New Advisory Agreement relative to the advisory fees currently payable to F/m under its respective Current Advisory Agreement; the Directors’ prior experience with F/m’s portfolio management team, including the anticipated continuity of the management team responsible for each Fund under its New Advisory Agreement relative to its respective Current Advisory Agreement; that the New Advisory Agreements are materially the same as the Current Advisory Agreements; that there were no material litigation, regulatory or administrative proceedings pending against F/m or T. Rowe Price, nor any material compliance deficiencies that may have a material impact on F/m’s ability to serve as the adviser to the Funds under the New Advisory Agreements; that the Funds would not bear any expenses related to the Transaction, including expenses related to the proxy statement; and that there are no planned fee increases for the Funds. Based on the information provided and the Directors’ prior experience with F/m, the Directors concluded that the nature and extent of the services that F/m currently provides and will provide under the New Advisory Agreement, as well as the quality of those services, are satisfactory.

The Directors also considered whether the arrangements between F/m and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a fund (other than bona fide ordinary compensation as principal underwriter for the fund).

Consistent with the first condition of Section 15(f), F/m represented that it was not aware of any current plans to reconstitute the Board of the Company following the Transaction. Thus, at least 75% of the Directors of the Company would not be “interested persons” (as defined in the 1940 Act) of F/m for a period of three years after closing of the Transaction and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), F/m represented that the Transaction will not have an economic impact on F/m’s ability to provide services to the Funds and no fee increases were contemplated. Thus, the Directors found that the Transaction would not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Transaction. F/m represented that neither it nor any interested person of F/m would receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f).

The Directors examined fee information for each Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of each Fund. In this regard, the Directors noted that, for each Fund, the investment advisory fee and existing expense limitation arrangements were not expected to change as a result of the Transaction or approval of the New Advisory Agreement. The Directors noted that under the unitary fee structure (for each Fund other than the Oakhurst Fixed Income Fund), the Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses. The Directors also noted that F/m has agreed to continue the existing expense limitation agreement for the Oakhurst Fixed Income Fund, and the existing advisory fee waivers for the F/m Compoundr U.S. Aggregate Bond ETF, on the same terms following the Closing and the effectiveness of the applicable New Advisory Agreement, through at least December 31, 2027. The Directors noted that F/m would be responsible for compensating the Funds’ other service providers and paying other expenses of the Funds (other than the Oakhurst Fixed Income Fund) out of the unitary fee. The Directors also reviewed analyses of F/m’s estimated profitability related to its provision of advisory services to the Funds. Based on the information provided, the Directors concluded that the investment advisory fees to be paid by the Funds to F/m were fair and reasonable in light of the nature and quality of the services provided.

The Directors reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index. After considering all of the information, the Directors concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continuity in the management team and related investment management services offered under the applicable New Advisory Agreement.

In considering the overall fairness of the New Advisory Agreement with respect to each Fund, the Directors assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase, whether the Fund was large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the schedule in each New Advisory Agreement was reasonable and appropriate.

In addition to the above factors, the Directors considered other benefits received by F/m, and, following the Transaction, T. Rowe Price, from their management of the Funds, including, without limitation, the ability to market their advisory services for similar products in the future. The Directors considered other benefits to F/m and to the Funds anticipated to result from the Transaction, such as potential access to T. Rowe Price's broader business relationships, resources, operational scale and technology and cybersecurity infrastructure, which have the potential to support the growth of the Funds and the realization of economies of scale over time.

No single factor was determinative of the Board’s decision to approve the New Advisory Agreements; rather, each Director based his or her determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Directors, including all of the Independent Directors, approved the New Advisory Agreements, with each New Advisory Agreement being subject to shareholder approval, for an initial term ending August 16, 2027.

General Information

Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Company, officers and employees of F/m or T. Rowe Price, or other representatives of the Company, who will not be paid for their services, may also solicit proxies by telephone or in person. [T. Rowe Price or F/m] has engaged the proxy solicitation firm of [Equiniti], which will be paid approximately $[●] and will be reimbursed for its related expenses. The Company estimates that the total expenditures relating to the solicitation of proxies will be approximately $[●]. T. Rowe Price and F/m will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of [Equiniti]. T. Rowe Price and F/m also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will also be paid by T. Rowe Price and F/m.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-292-6775 or write to the Fund at c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, Missouri 64121-9252 if using regular mail. If using overnight mail, write to the Fund at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307.

If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-292-6775 or write to the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Directors. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Steven Plump, President, The RBB Fund, Inc., at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252, for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.

Quorum and Methods of Tabulation

The presence of one-third (33-1/3%) of the outstanding shares of a Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposal for that Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of the proposal, as well as shares represented by proxies that reflect abstentions. Proxies returned for shares that represent broker non-votes will not be counted toward satisfying the quorum requirement for the Meeting. With regard to the Proposal, assuming the presence of a quorum, abstentions will not be treated as votes cast at the Meeting.

Adjournment

If a quorum is not present with respect to a Fund, or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to a Fund, certain Funds or all Funds (as applicable) to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned for the applicable Fund. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. Sufficient affirmative votes to approve the Proposal received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation.

Investment Adviser

The Fund’s current investment adviser is F/m Investments LLC, located at 900 19th Street NW Suite 203, Washington, DC 20006.

Other Service Providers

The principal executive office of the Company is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Company’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s principal underwriter/distributor is Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”) has acted as the independent registered public accounting firm to the Funds since each Fund’s inception. Upon recommendation of the Company’s Audit Committee, the Board has selected Cohen as the independent registered public accounting firm to audit and certify the Company’s financial statements for each Fund’s most recent and current fiscal year ended as of August 31, 2026. Representatives of Cohen will not be present at the Meeting.

Outstanding Shares

The number of shares of each Fund and class issued and outstanding on the Record Date is set forth on Schedule A to this Proxy Statement.

[As of the Record Date, the Directors and officers of the Company as a group owned beneficially less than one percent (1%) of the outstanding shares of each Fund and of the Company as a whole.] The beneficial owners of 5% or more of each Fund’s outstanding shares are set forth on Schedule B to this Proxy Statement.

Future Meetings; Shareholder Proposals

The Company is generally not required to hold annual meetings of shareholders and the Company generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of directors or approval of a new advisory agreement, are required to be taken under the 1940 Act or the Company’s Articles of Incorporation and By-Laws. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Company’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Maryland law.

Reports to Shareholders.

Copies of a Fund’s most recent annual and semi-annual reports may be requested without charge by calling 1-800-292-6775, visiting the applicable Fund’s website at https://www.fminvest.com/etfs or https://www.fminvest.com/mutual-funds or writing to the Fund at c/o U.S. Bank Global Fund Services at PO Box 219252, Kansas City, Missouri 64121-9252 for regular mail, or at c/o U.S. Bank Global Fund Services, 801 Pennsylvania Ave, Suite 219252, Kansas City, Missouri 64105-1307 for overnight mail.

Other Matters

The Board knows of no other matters that may come before the Meeting, other than the Proposal as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Notice to Banks, Broker-Dealers and Voting Directors

Banks, broker-dealers, and voting directors should advise the Company, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Schedule A

Date of Current Advisory Agreements and Outstanding Shares of each Fund

Fund	Date of Current Advisory Agreement	Shares Outstanding as of the Record Date
F/m 10-Year Investment Grade Corporate Bond ETF	January 10, 2024	[●]
F/m 2-Year Investment Grade Corporate Bond ETF	January 10, 2024	[●]
F/m 3-Year Investment Grade Corporate Bond ETF	January 10, 2024	[●]
F/m Accumulator Ultrashort U.S. Treasury Fund	June 10, 2026	[●]
F/m Compoundr U.S. Aggregate Bond ETF	August 11, 2025	[●]
F/m High Yield 100 ETF	March 31, 2025	[●]
F/m Opportunistic Income ETF	August 30, 2023	[●]
F/m Ultrashort Tax-Free Municipal ETF	September 26, 2025	[●]
F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF	February 14, 2025	[●]
F/m US Treasury 10 Year Note ETF	April 18, 2023	[●]
F/m US Treasury 12 Month Bill ETF	April 18, 2023	[●]
F/m US Treasury 2 Year Note ETF	May 19, 2023	[●]
F/m US Treasury 20 Year Bond ETF	March 24, 2023	[●]
F/m US Treasury 3 Month Bill Fund	May 19, 2023 (ETF class shares) February 10, 2026 (institutional class shares)	[●]
F/m US Treasury 3 Year Note ETF	March 24, 2023	[●]
F/m US Treasury 30 Year Bond ETF	March 24, 2023	[●]
F/m US Treasury 5 Year Note ETF	March 24, 2023	[●]
F/m US Treasury 6 Month Bill ETF	March 3, 2023	[●]
F/m US Treasury 7 Year Note ETF	March 24, 2023	[●]
Oakhurst Fixed Income Fund	October 30, 2023	[●]

Schedule A

Schedule B

Beneficial Ownership

Name and Address	Amount and % Ownership	Type of Ownership
[Fund]
[ ]	[●] shares [●]%	[ ]
[ ]	[●] shares [●]%	[ ]
[ ]	[●] shares [●]%	[ ]
[ ]	[●] shares [●]%	[ ]
[ ]	[●] shares [●]%	[ ]
[ ]	[●] shares [●]%	[ ]

Schedule B

Exhibit A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT FOR OAKHURST FUND

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Oakhurst Fixed Income Fund

AGREEMENT made as of [ ], 2026 between THE RBB FUND, INC., a Maryland corporation (herein called the “Company”), and F/m Investments, LLC, a Delaware limited liability company (herein called the “Investment Adviser”).

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Company desires to retain the Investment Adviser to render certain investment advisory services to the Company with respect to the Company’s Oakhurst Fixed Income Fund (the “Portfolio”), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Directors of the Company and the sole shareholder of the Portfolio have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Company hereby appoints the Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolio of the Company in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “Statement of Additional Information,” respectively).

The Company will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Company will also provide the Investment Adviser with copies of the Company’s Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a) Subject to the supervision of the Board of Directors of the Company and subject to Section 3(b) below, the Investment Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Company for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolio’s respective investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Company’s Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Company (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio. In connection with its oversight responsibilities under this Agreement, the Investment Adviser shall monitor the performance of the Company’s and the Portfolio’s other service providers. The Company shall use commercially reasonable efforts to cause such service providers to provide the Investment Adviser with reasonable access to the personnel, records, reports and operational information of such service providers to the extent reasonably necessary for the Investment Adviser to fulfill such oversight responsibilities.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Directors of the Company and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Company’s behalf to any Sub-Adviser; except that any Company expenses that may be incurred by the Investment Adviser and paid by the Company to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Company to the Sub-Adviser directly, so long as such payment arrangements are approved by the Company and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2. If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of the Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Company’s Board of Directors.

3. To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Company or the Portfolio to furnish information or services, such information or services shall be furnished by the Company’s or such Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio’s securities be purchased from or sold to the Company’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Company at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Company and the Investment Adviser's other clients, that the total commissions paid by the Company were reasonable in relation to the benefits to the Company over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies and self-regulatory agencies having jurisdiction over the Portfolio and/or Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Company all records and other information relating to the Company and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Company, the Investment Adviser may comply with such request prior to obtaining the Company’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Company, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Company.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Company acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Company of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Company of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Company of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Company not readily identifiable as belonging to an investment portfolio of the Company shall be allocated among all investment portfolios by or under the direction of the Company's Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value the Portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Portfolio are allocated to such class.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Company may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio’s name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Company shall execute and deliver any and all documents required to indicate the consent of the Company to such use. The Company hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Portfolio, the name of the Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement, the Company will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to the Portfolio shall be satisfied only against the assets of that Portfolio and not against the assets of any other Portfolio or any other investment portfolio of the Company. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of that Portfolio and not against the assets of any other Portfolio or any other investment portfolio of the Company.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio’s name. The Investment Adviser shall indemnify and hold harmless the Company and the Portfolio for any claims arising from the use of the term “Oakhurst” in the name of the Portfolio.

  SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective as of the date first above written and, unless sooner terminated as provided herein, shall continue until August 16, 2027. Thereafter, if not terminated, this Agreement shall continue for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Company at any time, without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of that Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Company:

Oakhurst Fixed Income Fund

c/o The RBB Fund, Inc

c/o US Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

Attention: James G. Shaw

If to the Investment Adviser:

F/m Investments, LLC

900 19th Street NW, Suite 203

Washington, DC 20006

Attention: Alexander Morris

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By:
Name:	James G. Shaw
Title:	Chief Financial Officer, Chief Operating Officer & Secretary

F/M INVESTMENTS, LLC

By:
Name:	Alexander Morris
Title:	President

EXHIBIT B

FORM OF NEW INVESTMENT ADVISORY AGREEMENT FOR ALL FUNDS (OTHER THAN OAKHURST FUND)

Exhibit B

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [ ], 2026 between THE RBB FUND, INC., a Maryland corporation (herein called the “Fund”), and F/M INVESTMENTS, LLC a Delaware limited liability company (herein called the “Investment Adviser”).

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund’s portfolios listed on Exhibit A hereto (collectively, the “Portfolios” and each, a “Portfolio”), effective as of the dates specified on Exhibit A, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Directors of the Fund and the shareholder(s) of each Portfolio have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in each Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-laws, and any registration statement or service contracts related to the Portfolios, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a) Subject to the supervision of the Board of Directors of the Fund and subject to Section 3(b) below, the Investment Adviser will provide for the overall management of the Portfolios including (i) the provision of a continuous investment program for each Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for each Portfolio, (iii) the placement from time to time of orders for all purchases and sales made for each Portfolio, (iv) in connection with its management of each Portfolio, monitoring and assistance with anticipated purchases and redemptions of creation units by shareholders and new investors, (v) the determination of the amount of the cash component, the identity and number of shares of the securities to be accepted in exchange for “Creation Units” for each Portfolio and the securities that will be applicable that day to redemption requests received for each Portfolio (and may give directions to the Fund’s custodian with respect to such designations), (vi) the coordination of each Portfolio’s compliance with rules of the applicable securities exchange, and (vii) the establishment, monitoring and keeping up-to-date of each Portfolio’s website to comply with applicable law and the Exemptive Order. The Investment Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3. The Investment Adviser will provide the services rendered by it hereunder in accordance with each Portfolio's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund’s Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to each Portfolio’s transactions and, where not otherwise available, the daily valuation of securities in each Portfolio. In connection with its oversight responsibilities under this Agreement, the Investment Adviser shall monitor the performance of the Fund’s and each Portfolio’s other service providers. The Fund shall use commercially reasonable efforts to cause such service providers to provide the Investment Adviser with reasonable access to the personnel, records, reports and operational information of such service providers to the extent reasonably necessary for the Investment Adviser to fulfill such oversight responsibilities.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Directors of the Fund and the shareholders of each Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1. Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2. If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of each Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Directors.

3. To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or any Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or the Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for a Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause each Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolios over a period of time on a fair and equitable basis relative to other clients. In no instance will a Portfolio’s securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies and self-regulatory organizations having jurisdiction over each Portfolio and/or the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolios or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolios. The Investment Adviser shall have no obligation to acquire for the Portfolios a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolios are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. In addition, for no additional compensation, the Investment Adviser shall pay all of the other operating expenses of each Portfolio, excluding: (i) its advisory fees payable under this Agreement; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses, trading expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v)  tax expenses (including any income or franchise taxes) and governmental fees; and (vi) extraordinary expenses, such as litigation costs and other expenses not incurred in the ordinary course of business.

General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable and such expenses will be borne by the Investment Adviser or Portfolios in accordance with this Section 8.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for each Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which such Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to each Portfolio’s name and all investment models used by or on behalf of such Portfolio. The Investment Adviser may use each Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to a Portfolio, the name of the Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to each Portfolio, the Fund will pay the Investment Adviser from the assets of such Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate specified in Exhibit A for the Portfolio of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to each Portfolio shall be satisfied only against the assets of such Portfolio and not against the assets of any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). Each Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by a Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to a Portfolio’s name. The Investment Adviser shall indemnify and hold harmless the Fund and each Portfolio for any claims arising from the use of the terms “F/M” in the name of the Portfolio.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to each Portfolio until [August 16], 2027. Thereafter, if not terminated, this Agreement shall continue with respect to each Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of such Portfolio; provided, however, that this Agreement may be terminated with respect to a Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting a Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

The RBB Fund, Inc

c/o US Bancorp Fund Services, LLC

615 E. Michigan St.

Milwaukee, WI 53202

Attention: James G. Shaw

If to the Investment Adviser:

F/M Investments, LLC

900 19th Street NW, Suite 203

Washington, DC 20006

Attention: Alexander Morris

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND, INC.

By:
Name:	James G. Shaw
Title:	Chief Financial Officer, Chief Operating Officer, and Secretary

F/M INVESTMENTS, LLC

By:
Name:	Alexander Morris
Title:	President

EXHIBIT A

Portfolios	Effective Date of Investment Advisory Services	Annual Rate
F/m 10-Year Investment Grade Corporate Bond ETF	[ ]	0.15%
F/m 2-Year Investment Grade Corporate Bond ETF	[ ]	0.15%
F/m 3-Year Investment Grade Corporate Bond ETF	[ ]	0.15%
F/m Accumulator Ultrashort U.S. Treasury Fund	[ ]	0.15%
F/m Compoundr U.S. Aggregate Bond ETF	[ ]	0.39%
F/m High Yield 100 ETF	[ ]	0.39%
F/m Opportunistic Income ETF	[ ]	0.39%
F/m Ultrashort Tax-Free Municipal ETF	[ ]	0.30%
F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF	[ ]	0.17%
F/m US Treasury 10 Year Note ETF	[ ]	0.15%
F/m US Treasury 12 Month Bill ETF	[ ]	0.15%
F/m US Treasury 2 Year Note ETF	[ ]	0.15%
F/m US Treasury 20 Year Bond ETF	[ ]	0.15%
F/m US Treasury 3 Month Bill Fund	[ ]	0.15%
F/m US Treasury 3 Year Note ETF	[ ]	0.15%
F/m US Treasury 30 Year Bond ETF	[ ]	0.15%
F/m US Treasury 5 Year Note ETF	[ ]	0.15%
F/m US Treasury 6 Month Bill ETF	[ ]	0.15%
F/m US Treasury 7 Year Note ETF	[ ]	0.15%

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CONTROL NUMBER > [12345678910]

The RBB Fund, Inc.

This Proxy is solicited on behalf of the Board of Directors of The RBB Fund, Inc. (the "Company") for a Special Meeting of Shareholders and related to the proposals with respect to F/m 10-Year Investment Grade Corporate Bond ETF, F/m 2-Year Investment Grade Corporate Bond ETF, F/m 3-Year Investment Grade Corporate Bond ETF, F/m Accumulator Ultrashort U.S. Treasury Fund, F/m Compoundr High Yield Bond ETF, F/m Compoundr U.S. Aggregate Bond ETF, F/m High Yield 100 ETF, F/m Opportunistic Income ETF, F/m Ultrashort Tax-Free Municipal ETF, F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF, F/m US Treasury 10 Year Note ETF, F/m US Treasury 12 Month Bill ETF, F/m US Treasury 2 Year Note ETF, F/m US Treasury 20 Year Bond ETF, F/m US Treasury 3 Month Bill Fund, F/m US Treasury 3 Year Note ETF, F/m US Treasury 30 Year Bond ETF, F/m US Treasury 5 Year Note ETF, F/m US Treasury 6 Month Bill ETF, F/m US Treasury 7 Year Note ETF, and Oakhurst Fixed Income Fund, each a series of the Company (each, a "Fund," and together, the "Funds"). The undersigned hereby appoints [ ] (or, if only one shall act, that one), as Proxy of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI, 53202 at [Meeting Time] and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Maryland and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [January 12], 2027. The proxy statement for this meeting is available at: [https://www.fminvest.com/etfs or https://www.fminvest.com/mutual-funds].

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

THE RBB FUND, INC.

PROXY CARD

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SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Company's Board of Director, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the Proposal. An abstention will be counted as present for purposes of determining a quorum but will have the same effect as a vote AGAINST the Proposal.** In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

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